UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21989

Nicholas-Applegate Equity & Convertible Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	New York 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:       212-739-3371

Date of fiscal year end:       January 31, 2008

Date of reporting period:       January 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORT TO SHAREHOLDERS

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund

A n n u a l R e p o r t J a n u a r y 31, 2 0 0 8

Contents
Letter to Shareholders	1
Fund Insights/Performance & Statistics	2-3
Schedules of Investments	4-14
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Notes to Financial Statements	18-22
Financial Highlights	23-24
Report of Independent Registered Public Accounting Firm	25
Tax Information/Annual Shareholder Meeting Results/Subsequent Dividend Declarations	26
Privacy Policy/Proxy Voting Policies & Procedures	27
Dividend Reinvestment Plan	28
Board of Trustees	29-30
Principal Officers	31

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund Letter to Shareholders

March 10, 2008

Dear Shareholder:

We are pleased to provide you with the annual report of the NFJ Dividend, Interest & Premium Strategy Fund and the Nicholas-Applegate Equity & Convertible Income Fund (collectively the “Funds”) for the fiscal year ended January 31, 2008. Nicholas-Applegate Equity & Convertible Income Fund commenced operations on February 27, 2007.

U.S. stocks posted modest declines on highly volatile performance during the reporting period. Concerns over structural imbalances in mortgage and bond markets, combined with weakness in U.S. housing, moved markets lower while strong secular growth in the global economy contributed to advances for companies engaged in energy, industrials and commodities markets.

Large-cap stocks outperformed small-caps for the period and growth stocks beat value stocks. Large-cap value stocks, as represented by the Russell 1000 Value Index, returned -5.38% for the reporting period while large-cap growth stocks, as measured by the Russell 1000 Growth Index, returned 0.51% .

The Federal Reserve reduced short-term interest rates five times during the period, moving the Federal Funds target from 5.25% at the beginning of the reporting period to 3.00% at the period’s end, as economic weakness and lack of liquidity threatened to extend economic slowing to recession. Bonds advanced during the period in most categories, as stocks weakened.

Please refer to the following pages for specific information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. You may also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and NFJ Investment Group L.P., Nicholas-Applegate Capital Management LLC and Oppenheimer Capital LLC, the Funds’ sub-advisers, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

NFJ Dividend, Interest & Premium Strategy Fund
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NFJ Dividend, Interest & Premium Strategy Fund Fund Insights/Performance & Statistics
January 31, 2008 (unaudited)

  For the 12 months ended January 31, 2008, the NFJ Dividend, Interest & Premium Strategy Fund returned 1.09% on net asset value (NAV) and -1.65% based on market price.

  Within the equity portion of the portfolio, exposure to the energy, industrials and consumer staples sectors contributed positively to returns. Positions in Petrobras, Anadarko Petroleum and Occidental Petroleum improved in the period along with rising energy prices. Petrobras, Brazil’s state-run oil firm, benefited from new discovered reserves and record oil output. Anadarko Petroleum also benefited from new offshore discoveries’ and shares of Occidental Petroleum advanced with higher oil prices. A position in specialty printer Deluxe Corp. contributed to positive returns in the industrials sector. In the consumer staples sector, exposure to tobacco company Altria added to returns with the resolution of litigation and the company’s acquisition of greater share in the U.S. cigar market.

  Detracting from performance within the equity portion during the reporting period were positions in the financials, telecommunications and consumer discretionary sectors. Shares of Washington Mutual and Regions Financial weakened among financials as both companies were hit hard by the subprime mortgage crisis. Media company Gannett lost ground in the consumer discretionary sector as the newspaper publisher, broadcaster and outdoor advertising company saw ad dollars turn scarce with a weakening housing market and heightened competition from online providers.

  During the period, the Fund’s equity index option strategy was able to achieve its objectives with respect to premiums collected and correlation to the underlying portfolio. High levels of volatility, especially towards the end of the period, allowed us to widen our average strike distance while continuing to meet our premium objectives.

  The convertible portion of the portfolio followed the broad equity market lower during the period, as 2007 closed with no significant new catalysts to drive the market higher. This portion of the portfolio benefited from security selection in many industries during the period. Health care companies rallied in response to better-than-expected corporate profits and positive outlooks. Consumer staple companies benefited from record commodity prices as well as an investor rotation into more defensive industries. Select industries detracted from performance in the convertible portion of the portfolio. Despite positive performance for the year, some technology issuers pulled back during the period on fears of slowing earnings growth. Automotive and retail companies also declined.

Total Return(1) :	Market Price	Net Asset Value (“NAV” )
1 year	(1.65)%	1.09%
Commencement of Operations (2/28/05) to 1/31/08	6.20%	8.59%

Market Price/NAV Performance:
Commencement of Operations (2/28/05) to 1/31/08

Market Price/NAV:
Market Price	$23.26
NAV	$23.84
Discount to NAV	(2.43)%
Market Price Yield(2)	9.03%

Investment Allocation (as a percentage of total investments before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the begining of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period more than one year represents the average annual total return.

Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods’ returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is typically a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend to common shareholders by the market price per common share at January 31, 2008.

NFJ Dividend, Interest & Premium Strategy Fund
2	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.08 |

Nicholas-Applegate Equity & Convertible Income Fund Fund Insights/Performance & Statistics
January 31, 2008 (unaudited)

  From the Fund’s inception on February 27, 2007 through January 31, 2008, the Nicholas-Applegate Equity & Convertible Income Fund returned 5.13% on net asset value (NAV) and -5.66% on market price.

  The equity markets finished the fourth quarter down, but ended 2007 in positive territory.

  Within the equity portion of the portfolio, the Fund benefited by the markets’ shift to mega-cap names, those with over $50 billion in capitalization. Several issuers contributed to the positive portfolio performance during the period. Health care companies rallied in response to better-than-expected corporate profits and positive outlooks. Consumer staple companies and some industrials benefited from record commodity prices as well as an investor rotation into more defensive industries.

  Detracting from the Fund’s performance within the equity portion were select names in the industrial and retail industries.

  The convertible portion followed the broad equity market lower during the period, as there were no significant new catalysts to drive the market higher.

  Within the convertible portion of the portfolio, the Fund was helped by many industries. Health care companies rallied in response to better-than-expected corporate profits and positive outlooks. Consumer staple companies benefited from record commodity prices as well as an investor rotation into more defensive industries.

  Select industries hurt the convertible portion of the Fund. Despite positive performance for the year, select technology issuers pulled back in the period on fears of slowing earnings growth. Automotive companies moved lower on concerns that weaker-than-expected consumer spending would cause auto sales to fall below expectations in 2008. Retail companies continued their move lower as the challenging economic backdrop weighed on consumer spending.

Total Return(1) :	Market Price	Net Asset Value (“NAV”	)
Commencement of Operations (2/27/07) to 1/31/08	(5.66)%	4.93%

Common Share Market Price/NAV Performance:
Commencement of Operations (2/27/07) to 1/31/08

Market Price/NAV:
Market Price	$22.02
NAV	$23.44
Discount to NAV	(6.06)%
Market Price Yield(2)	10.22%

Investment Allocation (as a percentage of total investments before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the begining of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized.

Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods’ returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is typically a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend to common shareholders by the market price per common share at January 31, 2008.

NFJ Dividend, Interest & Premium Strategy Fund
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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2008

Shares
(000)		Value
COMMON STOCK—72.7%
	Banking—4.5%
700	Bank of America Corp. (a)	$31,045,000
600	KeyCorp (a)	15,690,000
1,000	Regions Financial Corp. (a)	25,240,000
750	Wachovia Corp. (a)	29,197,500
		101,172,500
	Beverages—2.6%
700	Anheuser-Busch Cos., Inc. (a)	32,564,000
450	Coca-Cola Co.	26,626,500
		59,190,500
	Chemicals—3.3%
1,900	Dow Chemical Co. (a)	73,454,000
	Commercial Services—0.6%
400	R.R. Donnelley & Sons Co. (a)	13,956,000
	Commercial Services & Supplies—0.7%
511	Waste Management, Inc.	16,576,840
	Computers & Peripherals—2.0%
2,246	Seagate Technology, Inc. (a)	45,516,285
	Diversified Financial Services—0.8%
400	JP Morgan Chase & Co. (a)	19,020,000
	Diversified Telecommunication Services—6.7%
1,122	AT&T, Inc. (a)	43,203,158
700	Verizon Communications, Inc. (a)	27,188,000
7,000	Windstream Corp. (a)	81,270,000
		151,661,158
	Electronic Equipment & Instruments—1.2%
236	Diamond Offshore Drilling, Inc.	26,606,308
	Energy Equipment & Instruments—1.4%
944	Halliburton Co.	31,302,529
	Food—1.3%
1,000	Kraft Foods, Inc.—Class A	29,260,000
	Household Durables—3.5%
500	Black & Decker Corp.	36,270,000
500	Whirlpool Corp.	42,555,000
		78,825,000
	Household Products—1.5%
500	Kimberly-Clark Corp.	32,825,000
	Insurance—4.1%
700	Allstate Corp. (a)	34,489,000
103	Assurant, Inc.	6,685,597
500	Lincoln National Corp. (a)	27,180,000
500	Travelers Cos., Inc.	24,050,000
		92,404,597
	Leisure Equipment & Products—1.9%
2,000	Mattel, Inc. (a)	42,020,000

NFJ Dividend, Interest & Premium Strategy Fund
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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2008

Shares
(000)			Value
	Machinery-Construction & Mining—2.0%
650	Caterpillar, Inc. (a)		$46,241,000
	Media—3.0%
1,200	CBS Corp.—Class B		30,228,000
1,000	Gannett Co. (a)		37,000,000
			67,228,000
	Metals & Mining—1.8%
1,200	Alcoa, Inc.		39,720,000
	Multi-Utilities—2.1%
683	Ameren Corp.		30,587,306
300	Sempra Energy		16,770,000
			47,357,306
	Oil & Gas—10.1%
600	Chevron Corp. (a)		50,700,000
400	ConocoPhillips		32,128,000
600	Marathon Oil Corp.		28,110,000
600	Occidental Petroleum Corp.		40,722,000
550	Royal Dutch Shell PLC, ADR		39,275,500
500	Total SA, ADR		36,390,000
			227,325,500
	Pharmaceuticals—8.5%
1,700	GlaxoSmithKline PLC, ADR (a)		80,546,000
3,600	Pfizer, Inc. (a)		84,204,000
700	Wyeth (a)		27,860,000
			192,610,000
	Road & Rail—1.7%
700	Norfolk Southern Corp. (a)		38,073,000
	Specialty Retail—2.8%
2,072	Home Depot, Inc.		63,548,240
	Semi-conductors—1.1%
1,171	Intel Corp.		24,816,720
	Tobacco—2.6%
400	Altria Group, Inc. (a)		30,328,000
450	Reynolds American, Inc. (a)		28,498,500
			58,826,500
	Textiles, Apparel & Luxury Goods—0.9%
250	VF Corp.		19,342,500

	Total Common Stock (cost-$1,738,189,761)		1,638,879,483

CONVERTIBLE PREFERRED STOCK—16.5%
		Credit Rating
		(Moody’s/S&P)*
	Agriculture—0.8%
	Bunge Ltd.,
97	4.875%, 12/31/49	Ba1/BB	13,970,612
4	5.125%, 12/01/10	NR/BB	4,380,000
			18,350,612

NFJ Dividend, Interest & Premium Strategy Fund
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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2008

Shares		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Automotive—0.5%
575	General Motors Corp., 6.25%, 7/15/33, Ser. C	Caa1/B-	$12,129,335
	Banking—1.0%
6	Bank of America Corp., 7.25%, 12/31/49	Aa3/A+	6,882,037
129	Wells Fargo & Co., 8.00%, 6/1/08, Ser. AAPL (Apple, Inc.) (f)	Aa1/AA+	15,917,865
			22,799,902
	Commercial Services—0.3%
161	United Rentals, Inc., 6.50%, 8/1/28	B3/B-	6,446,400
	Diversified Financial Services—4.9%
131	Citigroup Funding, Inc., 4.583%, 9/27/08, Ser. GNW
	(Genworth Financial, Inc.) (d) (f)	Aa3/AA-	3,114,348
49	Citigroup, Inc., 6.50%, 12/31/49 Ser. T	A2/A	2,667,367
866	Eksportfinans A/S, 13.00%, 11/1/08, Ser. TWX
	(Time Warner, Inc.) (f)	Aaa/A+	13,784,424
	Goldman Sachs Group, Inc.,
597	9.75%, 12/19/08, Ser. CSCO (Cisco Systems, Inc.) (f)	Aa3/NR	15,410,667
356	20.00%, 3/6/08, Ser. DISH (EchoStar Communications Corp.) (f)	Aa3/NR	10,119,857
86	Lazard Ltd., 6.625%, 5/15/08	Ba1/NR	2,868,419
	Lehman Brothers Holdings, Inc.,
630	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.) (f)	A1/A+	14,986,156
178	8.50%, 8/25/08, Ser. UTX (United Technologies Corp.) (f)	A1/A+	12,417,792
348	20.00%, 2/24/08, Ser. HPQ (Hewlett-Packard Co.) (f)	A1/A+	13,179,181
	Morgan Stanley,
26	20.00%, 3/8/08, Ser. GOOG (Google, Inc.) (f)	Aa3/NR	11,304,758
391	20.00%, 3/24/08, Ser. DIS (The Walt Disney Co.) (f)	Aa3/NR	9,818,850
			109,671,819
	Electric—1.9%
244	AES Trust III, 6.75%, 10/15/29	B3/B-	11,228,600
230	Entergy Corp., 7.625%, 2/17/09	NR/BBB	14,720,000
48	NRG Energy, Inc., 5.75%, 3/16/09	B2/CCC+	16,320,562
			42,269,162
	Hand/Machine Tools—0.4%
10	Stanley Works, 6.975%, 5/17/12 (d)	A2/A	9,449,700
	Insurance—1.1%
405	Metlife, Inc., 6.375%, 8/15/08	NR/BBB+	11,788,911
173	Platinum Underwriters Holdings Ltd., 6.00%, 2/15/09, Ser. A	NR/BB+	5,254,875
504	XL Capital Ltd., 7.00%, 2/15/09	Baa1/A-	8,630,847
			25,674,633
	Investment Companies—0.6%
	Vale Capital Ltd.,
231	5.50%, 6/15/10, Ser. RIO-P (CompanhiaVale ADS) (f)	NR/NR	10,696,875
	5.50%, 6/15/10, Ser. RIO (Companhia Vale do Rio Doce) (f)	NR/NR	3,353,906
			14,050,781
	Metals & Mining—0.7%
121	Freeport-McMoRan Copper & Gold, Inc., 6.75%, 5/1/10	NR/B+	16,108,640
	Oil & Gas—0.6%
113	Chesapeake Energy Corp., 5.00%, 12/31/49	NR/B	12,715,231

NFJ Dividend, Interest & Premium Strategy Fund
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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2008

Shares		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Packaging & Containers—0.2%
111	Owens-Illinois, Inc., 4.75%, 12/31/49	Caa1/B-	$5,616,105
	Pharmaceuticals—0.4%
42	Schering-Plough Corp., 6.00%, 8/13/10	Baa3/BBB	7,982,794
	Real Estate (REIT)—0.5%
602	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A	B2/B-	11,981,736
	Savings & Loans—0.2%
102	Washington Mutual Capital Trust, 5.375%, 5/3/41	Baa3/BBB-	3,828,224
	Sovereign—1.3%
	Svensk Exportkredit AB,
362	10.00%, 10/20/08, Ser. TEVA (Teva Pharmaceutical
	Industries Ltd.) (f)	Aa1/AA+	15,817,433
162	12.50%, 12/12/08, Ser. XOM (Exxon Mobil Corp.) (f)	Aa1/AA+	14,026,488
			29,843,921
	Telecommunications—0.6%
239	Crown Castle International Corp., 6.25%, 8/15/12	NR/NR	13,497,568
	Waste Disposal—0.5%
40	Allied Waste Industries, Inc., 6.25%, 3/1/08, Ser. D	B3/B	10,416,825

	Total Convertible Preferred Stock (cost-$383,535,948)		372,833,388

CONVERTIBLE BONDS & NOTES—6.5%
Principal
Amount
(000)
	Auto Manufacturers—0.5%
$ 11,760	Ford Motor Co., 4.25%, 12/15/36	Caa1/CCC+	11,804,100
	Commercial Services—0.6%
	Quanta Services, Inc.,
3,000	3.75%, 4/30/26 (b)(c)	NR/B+	3,656,250
7,930	3.75%, 4/30/26	NR/B+	9,664,688
			13,320,938
	Computers—1.2%
9,000	DST Systems, Inc., 4.125%, 8/15/23	NR/NR	14,130,000
11,485	Maxtor Corp., 6.80%, 4/30/10	Ba1/NR	12,432,512
			26,562,512
	Electric—0.5%
3,500	PG&E Corp., 9.50%, 6/30/10	NR/NR	10,084,375
	Electrical Components & Equipment—0.0%
750	General Cable Corp., 0.875%, 11/15/13	B1/B+	1,015,312
	Electronics—0.1%
1,000	Itron, Inc., 2.50%, 8/1/26	NR/B-	1,456,250
	Hotel/Gaming—0.1%
1,695	Mandalay Resort Group, 5.66%, 3/21/33 (d)	Ba2/BB	2,398,425
	Internet—0.2%
3,710	Amazon.com, Inc., 4.75%, 2/1/09	Ba3/B+	4,183,025

NFJ Dividend, Interest & Premium Strategy Fund
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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2008
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Oil & Gas—0.7%
$ 9,565	Devon Energy Corp., 4.95%, 8/15/08	Baa1/BBB	$15,136,613
	Real Estate (REIT)—0.5%
9,500	Digital Realty Trust L.P., 4.125%, 8/15/26 (b)(c)	NR/NR	11,359,150
	Retail—0.6%
12,800	Sonic Automotive, Inc., 5.25%, 5/7/09	B2/B	12,608,000
	Semi-conductors—0.1%
2,000	Cypress Semiconductor Corp., 1.00%, 9/15/09	NR/NR	2,292,500
	Software—0.2%
5,000	Lawson Software, Inc., 2.50%, 4/15/12 (b)(c)	NR/NR	5,100,000
	Telecommunications—1.2%
13,300	Level 3 Communications, Inc., 6.00%, 3/15/10	Caa3/CCC	11,704,000
14,000	Nextel Communications, Inc., 5.25%, 1/15/10	Baa3/BBB-	13,790,000
2,437	Nortel Networks Corp., 4.25%, 9/1/08	B3/B-	2,415,676
			27,909,676

	Total Convertible Bonds & Notes (cost-$142,110,288)		145,230,876

SHORT-TERM INVESTMENTS—4.8%
	Time Deposits—4.8%
60,437	Royal Bank of Canada—Grand Cayman, 2.53%, 2/1/08		60,437,419
46,565	Societe Generale—Paris, 2.53%, 2/1/08		46,565,141
	(cost-$107,002,560)		107,002,560

	Total Investments, before call options written
	(cost-$2,370,838,557)—100.5%		2,263,946,307

CALL OPTIONS WRITTEN (e)—(0.6)%
Contracts
	American Stock Exchange Morgan Stanley Cyclical Flex Index,
300	strike price $1030, expires 2/22/08		(75,900)
200	strike price $1080, expires 2/8/08		—
	American Stock Exchange Morgan Stanley Cyclical Index,
300	strike price $950, expires 3/22/08		(1,338,000)
300	strike price $990, expires 3/22/08		(723,000)
450	strike price $1010, expires 3/22/08		(724,500)
450	strike price $1020, expires 3/22/08		(585,000)
400	strike price $1030, expires 2/16/08		(46,000)
550	strike price $1040, expires 2/16/08		(30,250)
150	strike price $1050, expires 2/16/08		(9,750)
	American Stock Exchange Oil Flex Index,
250	strike price $1440, expires 3/14/08		(669,500)
200	strike price $1545, expires 2/1/08		—
200	strike price $1560, expires 2/8/08		—
	American Stock Exchange Oil Index,
100	strike price $1590, expires 2/16/08		(29,750)
250	strike price $1600, expires 2/16/08		(191,250)
200	strike price $1620, expires 2/16/08		(102,000)
200	strike price $1650, expires 2/16/08		(52,000)

NFJ Dividend, Interest & Premium Strategy Fund
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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2008

Contracts		Value
	American Stock Exchange Pharmaceutical Flex Index,
750	strike price $342, expires 2/22/08	$(2,250)
800	strike price $357, expires 2/29/08	—
750	strike price $362, expires 2/1/08	—
	American Stock Exchange Pharmaceutical Index,
750	strike price $350, expires 2/16/08	(90,000)
	Nasdaq 100 Stock Index,
100	strike price $2275, expires 2/16/08	(1,750)
	Philadelphia Stock Exchange KBW Bank Flex Index,
3,000	strike price $91.75, expires 3/14/08	(1,752,000)
3,000	strike price $106.75, expires 2/16/08	—
	Philadelphia Stock Exchange KBW Bank Index,
1,000	strike price $95, expires 2/16/08	(240,000)
1,000	strike price $95, expires 3/22/08	(465,000)
3,000	strike price $100, expires 2/16/08	(172,500)
5,500	strike price $100, expires 3/22/08	(1,278,750)
4,000	strike price $105, expires 3/22/08	(500,000)
	Philadelphia Stock Exchange Utility Index,
500	strike price $600, expires 2/16/08	(123,750)
	Standard & Poors 500 Flex Index,
250	strike price $1415, expires 3/14/08	(600,750)
200	strike price $1475, expires 3/7/08	(101,000)
200	strike price $1490, expires 2/29/08	(40,200)
200	strike price $1515, expires 2/22/08	(5,800)
200	strike price $1543, expires 2/1/08	—
200	strike price $1580, expires 2/16/08	—
	Standard & Poors 500 Index,
250	strike price $1400, expires 3/22/08	(877,500)
450	strike price $1420, expires 3/22/08	(1,147,500)
250	strike price $1430, expires 3/22/08	(542,500)
250	strike price $1435, expires 3/22/08	(462,500)
250	strike price $1440, expires 3/22/08	(455,000)
350	strike price $1525, expires 2/16/08	(4,375)
200	strike price $1540, expires 2/16/08	(3,500)
200	strike price $1565, expires 2/16/08	(2,000)
	Telecommunication Basket Index,
5,000	strike price $106.80, expires 2/1/08	(40,000)

	Total Call Options Written (premium received-$19,411,700)	(13,485,525)

	Total Investments, net of call options written
	(cost-$2,351,426,857)—99.9%	2,250,460,782

	Other assets less liabilities—0.1%	3,190,896

	Net Assets—100.0%	$2,253,651,678

NFJ Dividend, Interest & Premium Strategy Fund
| 1.31.08 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	9

Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments
January 31, 2008

Shares
(000)		Value
COMMON STOCK—62.3%
	Aerospace/Defense—1.9%
87	L-3 Communications Holdings, Inc. (a)	$9,675,459
	Agriculture—1.6%
191	Archer-Daniels-Midland Co. (a)	8,413,550
	Automotive—1.5%
226	Johnson Controls, Inc.	7,990,083
	Beverages—3.2%
149	Coca-Cola Co. (a)	8,786,745
177	Molson Coors Brewing Co.—Cl. B	7,888,722
		16,675,467
	Chemicals—1.8%
83	Monsanto Co. (a)	9,298,788
	Commercial Services—1.7%
140	McKesson Corp. (a)	8,790,600
	Computers—2.7%
379	EMC Corp. (a) (e)	6,008,382
77	International Business Machines Corp. (a)	8,232,978
		14,241,360
	Cosmetics/Personal Care—1.5%
121	Procter & Gamble Co.	8,006,330
	Electric—1.6%
92	Constellation Energy Group, Inc. (a)	8,644,320
	Healthcare Products—3.0%
142	Baxter International, Inc. (a)	8,625,080
27	Intuitive Surgical, Inc. (a) (e)	6,850,380
		15,475,460
	Insurance—3.4%
35	Assurant, Inc.	2,254,597
171	Cigna Corp. (a)	8,386,696
86	Prudential Financial, Inc. (a)	7,230,509
		17,871,802
	Machinery—3.3%
137	AGCO Corp. (a) (e)	8,256,162
101	Deere & Co. (a)	8,854,984
		17,111,146
	Metals & Mining—1.6%
93	Freeport-McMoRan Copper & Gold, Inc. (a)	8,279,790
	Miscellaneous Manufacturing—3.0%
217	General Electric Co.	7,680,429
142	Textron, Inc. (a)	7,981,520
		15,661,949
	Oil & Gas—5.9%
69	Diamond Offshore Drilling, Inc. (a)	7,780,877
135	National Oilwell Varco, Inc. (a) (e)	8,106,958
99	Schlumberger, Ltd. (a)	7,493,178
127	Valero Energy Corp. (a)	7,528,968
		30,909,981

NFJ Dividend, Interest & Premium Strategy Fund
10	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.08 |

Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments
January 31, 2008

Shares
(000)			Value
	Pharmaceuticals—7.9%
162	Abbott Laboratories (a)		$9,120,600
311	Bristol-Myers Squibb Co.		7,200,495
203	Gilead Sciences, Inc. (a) (e)		9,261,363
172	Medco Health Solutions, Inc. (a) (e)		8,633,792
155	Merck & Co., Inc.		7,159,516
			41,375,766
	Retail—3.1%
160	McDonald’s Corp. (a)		8,568,000
139	Target Corp.		7,703,388
			16,271,388
	Semi-conductors—3.2%
355	Intel Corp. (a)		7,515,400
289	Texas Instruments, Inc.		8,932,584
			16,447,984
	Software—3.4%
261	Microsoft Corp. (a)		8,492,300
443	Oracle Corp. (a) (e)		9,093,375
			17,585,675
	Telecommunications—7.0%
115	AT&T, Inc.		4,422,450
156	Harris Corp. (a)		8,504,295
267	Juniper Networks, Inc. (e)		7,240,905
206	Qualcomm, Inc. (a)		8,751,246
202	Verizon Communications, Inc.		7,845,680
			36,764,576

	Total Common Stock (cost-$358,302,455)		325,491,474

CONVERTIBLE PREFERRED STOCK—26.7%
		Credit Rating
		(Moody’s/S&P)*
	Agriculture—1.1%
39	Bunge Ltd., 4.875%, 12/31/49	Ba1/BB	5,596,900
	Automotive—0.9%
214	General Motors Corp., 6.25%, 7/15/33, Ser. C	Caa1/B-	4,513,290
	Banking—1.5%
2	Bank of America Corp., 7.25%, 12/31/49, Ser. L	Aa3/A+	2,401,748
43	Wells Fargo & Co., 8.00%, 6/1/08, Ser. AAPL (Apple, Inc.) (f)	Aa1/AA+	5,277,085
			7,678,833
	Commercial Services—0.8%
102	United Rentals, Inc., 6.50%, 8/1/28	B3/B-	4,098,000
	Diversified Financial Services—8.2%
61	Citigroup Funding, Inc., 4.583%, 9/27/08, Ser. GNW
	(Genworth Financial, Inc.) (d) (f)	Aa3/AA-	1,450,029
288	Eksportfinans AS, 13.00%, 11/1/08 (TimeWarner, Inc.) (f)	Aaa/A+	4,574,920
	Goldman Sachs Group, Inc.,
199	9.75%, 12/19/08, Ser. CSCO (Cisco Systems, Inc.) (f)	Aa3/NR	5,139,471
119	20.00%, 3/6/08, Ser. DISH (EchoStar Communications Corp) (f)	Aa3/NR	3,379,316

NFJ Dividend, Interest & Premium Strategy Fund
| 1.31.08 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	11

Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments
January 31, 2008

Shares		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Diversified Financial Services—(continued)
146	Lazard Ltd., 6.625%, 5/15/08	Ba1/NR	$4,883,177
	Lehman Brothers Holdings, Inc.,
209	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.) (f)	A1/A+	4,975,965
68	8.50%, 8/25/08, Ser. UTX (United Technologies Corp.) (f)	A1/A+	4,719,600
145	20.00%, 2/24/08, Ser. HPQ (Hewlett-Packard Co.) (f)	A1/A+	5,500,740
	Morgan Stanley,
11	20.00%, 3/8/08, Ser. GOOG (Google, Inc.) (f)	Aa3/NR	4,840,520
130	20.00%, 3/24/08, Ser. DIS (The Walt Disney Co.) (f)	Aa3/NR	3,254,944
			42,718,682
	Electric—2.9%
102	AES Trust III, 6.75%, 10/15/29	B3/B-	4,712,700
82	Entergy Corp., 7.625%, 2/17/09	NR/BBB	5,257,600
15	NRG Energy, Inc., 5.75%, 3/16/09	B2/CCC+	5,078,824
			15,049,124
	Hand/Machine Tools—0.9%
5	Stanley Works, 6.53%, 5/17/12 (d)	A2/A	4,724,850
	Insurance—2.5%
157	Metlife, Inc., 6.375%, 8/15/08	NR/BBB+	4,561,758
165	Platinum Underwriters Holdings Ltd., 6.00%, 2/15/09, Ser. A	NR/BB+	5,017,950
197	XL Capital Ltd., 7.00%, 2/15/09	Baa1/A-	3,383,436
			12,963,144
	Investment Companies—0.9%
81	Vale Capital Ltd., 5.50%, 6/15/10, Ser. 1	NR/NR	4,799,812
	Oil & Gas—0.9%
44	Chesapeake Energy Corp., 5.00%, 12/31/49	NR/B	4,888,312
	Packaging & Containers—1.1%
112	Owens-Illinois, Inc., 4.75%, 12/31/49	Caa1/B-	5,641,380
	Pharmaceuticals—0.7%
18	Schering-Plough Corp., 6.00%, 8/13/10	Baa3/BBB	3,525,494
	Real Estate (REIT)—0.7%
199	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A	B2/B-	3,956,121
	Sovereign—1.9%
	Svensk Exportkredit AB,
120	10.00%, 10/20/08 (Teva Pharmaceutical Industries Ltd.) (f)	Aa1/AA+	5,239,660
54	12.50%, 12/12/08 (ExxonMobil Corp.) (f)	Aa1/AA+	4,698,528
			9,938,188
	Telecommunications—1.0%
98	Crown Castle International Corp., 6.25%, 8/15/12	NR/NR	5,556,775
	Waste Disposal—0.7%
15	Allied Waste Industries, Inc., 6.25%, 3/1/08, Ser. D	B3/B	3,811,729

	Total Convertible Preferred Stock (cost-$153,030,404)		139,460,634

NFJ Dividend, Interest & Premium Strategy Fund
12	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.08 |

Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments
January 31, 2008

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
CONVERTIBLE BONDS & NOTES—6.6%
	Auto Manufacturers—0.9%
$4,575	Ford Motor Co., 4.25%, 12/15/36	Caa1/CCC+	$4,592,156
	Commercial Services—0.9%
4,800	Bowne & Co., Inc., 5.00%, 10/1/33	B2/B-	4,476,000
	Computers—1.0%
4,925	Maxtor Corp., 6.80%, 4/30/10	Ba1/NR	5,331,313
	Electric—0.8%
1,540	PG&E Corp., 9.50%, 6/30/10	NR/NR	4,437,125
	Internet—0.9%
4,100	Amazon.com, Inc., 4.75%, 2/1/09	Ba2/B+	4,622,750
	Oil & Gas—1.1%
3,775	Devon Energy Corp., 4.95%, 8/15/08	Baa1/BBB	5,973,938
	Telecommunications—1.0%
5,910	Level 3 Communications, Inc., 6.00%, 3/15/10	Caa3/CCC	5,200,800

	Total Convertible Bonds & Notes (cost-$37,294,945)		34,634,082

CORPORATE BONDS & NOTES—1.9%
	Oil & Gas—0.8%
4,340	Dynegy Holdings, Inc., 7.75%, 6/1/19	B2/B-	3,971,100
	Paper Products—0.2%
1,000	Neenah Paper, Inc., 7.375%, 11/15/14	B2/B+	895,000
	Telecommunications—0.9%
4,600	Millicom International Cellular S.A., 10.00%, 12/1/13, GDR	B1/B+	4,864,500

	Total Corporate Bonds & Notes (cost-$9,739,961)		9,730,600

U.S. GOVERNMENT SECURITIES—0.4%
2,000	United States Treasury Notes, 12.00%, 8/15/13 (cost-$2,125,625)		2,101,564

SHORT-TERM INVESTMENT—2.0%
	Time Deposit—2.0%
10,594	Bank of America, 2.53%, 2/1/08 (cost-$10,594,281)		10,594,281
	Total Investments, before call options written
	(cost-$571,087,671)—99.9%		522,012,635

CALL OPTIONS WRITTEN (e)—(0.2)%
Contracts
1,130	Abbott Laboratories, strike price $60, expires 2/16/08		(16,950)
960	AGCO Corp., strike price $70, expires 2/16/08		(33,600)
1,335	Archer-Daniels-Midland Co., strike price $50, expires 2/16/08		(26,700)
995	Baxter International, Inc., strike price $65, expires 2/16/08		(8,955)
1,195	Cigna Corp., strike price $55, expires 2/16/08		(29,875)
1,035	Coca-Cola Co., strike price $65, expires 2/16/08		(5,175)
645	Constellation Energy Group, Inc., strike price $105, expires 2/16/08		(12,255)

NFJ Dividend, Interest & Premium Strategy Fund
| 1.31.08 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	13

Nicholas-Applegate Equity & Convertible Income Fund Schedule of Investments
January 31, 2008

Notes to Schedules of Investments:

Contracts		Value
705	Deere & Co., strike price $100, expires 2/16/08	$(31,725)
480	Diamond Offshore Drilling, Inc., strike price $140, expires 2/16/08	(12,000)
2,650	EMC Corp., strike price $19, expires 2/16/08	(13,250)
650	Freeport-McMoRan Copper & Gold, Inc., strike price $115, expires 2/16/08	(6,500)
1,420	Gilead Sciences, Inc., strike price $47.50, expires 2/16/08	(78,100)
1,090	Harris Corp., strike price $65, expires 2/16/08	(5,450)
2,480	Intel Corp., strike price $22.50, expires 3/22/08	(124,000)
535	International Business Machines Corp., strike price $120, expires 2/16/08	(2,675)
190	Intuitive Surgical, Inc., strike price $330, expires 2/16/08	(22,800)
610	L-3 Communications Holdings, Inc., strike price $110, expires 2/16/08	(155,550)
1,120	McDonalds Corp., strike price $65, expires 3/22/08	(5,600)
980	McKesson Corp., strike price $67.50, expires 2/16/08	(29,400)
1,200	Medco Health Solutions, Inc., strike price $55, expires 2/16/08	(12,000)
1,825	Microsoft Corp., strike price $37.50, expires 2/16/08	(3,650)
580	Monsanto Co., strike price $125, expires 2/16/08	(60,900)
945	National Oilwell Varco, Inc., strike price $80, expires 2/16/08	(7,560)
3,100	Oracle Corp., strike price $22.50, expires 3/22/08	(139,500)
600	Prudential Financial, Inc., strike price $105, expires 2/16/08	(6,000)
1,445	Qualcomm, Inc., strike price $45, expires 2/16/08	(49,130)
695	Schlumberger Ltd., strike price $100, expires 2/16/08	(2,780)
995	Textron, Inc., strike price $70, expires 3/22/08	(14,925)
890	Valero Energy Corp., strike price $75, expires 3/22/08	(17,800)

	Total Call Options Written (premium received-$4,595,709)	(934,805)

	Total Investments, net of call options written
	(cost-$566,491,962)—99.7%	521,077,830

	Other assets less liabilities—0.3%	1,769,823

	Net Assets—100.0%	$522,847,653

Notes to Schedules of Investments:
*	Unaudited
(a)	All or partial amount segregated as collateral for call options written.
(b)	144A security—Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers.
Unless otherwise indicated, these securities are not considered to be illiquid.
(c)	Private Placement. Restricted as to resale and may not have a readily available market.
For the NFJ Dividend, Interest & Premium Strategy Fund, securities with an aggregate market value of $20,115,400, representing 0.89% of net assets, are restricted.
(d)	Variable rate security. Interest rate disclosed reflects the rate in effect on January 31, 2008.
(e)	Non-income producing.
(f)	Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

Glossary:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NR — Not Rated
REIT — Real Estate Investment Trust

NFJ Dividend, Interest & Premium Strategy Fund
14	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.08 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Statements of Assets
January 31, 2008	and Liabilities
	NFJ Dividend,	Nicholas-Applegate
	Interest &	Equity &
	Premium Strategy	Convertible Income
	Fund	Fund
Assets:
Investments, at value (cost—$2,370,838,557 and $571,087,671,
respectively)	$2,263,946,307	$522,012,635
Receivable for investments sold	48,739,478	3,996,213
Dividends and interest receivable	5,653,829	2,038,625
Prepaid expenses	18,186	4,382
Total Assets	2,318,357,800	528,051,855

Liabilities:
Payable for investments purchased	49,160,001	3,613,193
Call options written, at value (premiums received—$19,411,700 and
$4,595,709, respectively)	13,485,525	934,805
Investment management fees payable	1,719,599	450,577
Accrued expenses	340,997	205,627
Total Liabilities	64,706,122	5,204,202
Net Assets	$2,253,651,678	$522,847,653

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share applicable to 94,524,325 and
22,304,189 shares issued and outstanding, respectively)	$945	$223
Paid-in-capital in excess of par	2,253,871,358	531,413,558
Dividends in excess of net investment income	(839,868)	(248,907)
Accumulated net realized gain	101,585,318	37,096,911
Net unrealized depreciation of investments and call options written	(100,966,075)	(45,414,132)
Net Assets	$2,253,651,678	$522,847,653
Net Asset Value Per Common Share	$23.84	$23.44

NFJ Dividend, Interest & Premium Strategy Fund
See accompanying Notes to Financial Statements | 1.31.08 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	15

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Statements of
For the periods indicated	Operations
	NFJ Dividend,	Nicholas-Applegate
	Interest &	Equity &
	Premium Strategy	Convertible Income
	Fund	Fund
		For the period
		February 27, 2007*
	Year ended	through
	January 31, 2008	January 31, 2008
Investment Income:
Dividends (net of foreign withholding taxes of $274,585 and $0 respectively)	$87,750,560	$15,135,573
Interest	11,270,717	4,273,518
Consent and other fee income	17,179	—
Total Investment Income	99,038,456	19,409,091

Expenses:
Investment management fees	21,831,315	5,096,961
Custodian and accounting agent fees	486,921	123,215
Shareholder communications	374,048	85,005
Trustees’ fees and expenses	139,123	35,443
Audit and tax services	76,108	65,277
New York Stock Exchange listing fees	74,722	18,057
Legal fees	64,416	28,530
Insurance expense	42,791	5,311
Transfer agent fees	24,015	22,368
Miscellaneous	27,656	16,530
Total expenses	23,141,115	5,496,697

Net Investment Income	75,897,341	13,912,394

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	216,490,173	77,305,327
Call options written	(15,578,170)	(16,731,398)
Net change in unrealized appreciation/depreciation of:
Investments	(252,558,544)	(49,075,036)
Call options written	10,013,105	3,660,904
Net realized and change in unrealized gain (loss) on investments and
call options written	(41,633,436)	15,159,797
Net Increase in Net Assets Resulting from Investment Operations	$34,263,905	$29,072,191

* Commencement of Operations.

NFJ Dividend, Interest & Premium Strategy Fund
16	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.08 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Statements of Changes
in Net Assets
			Nicholas-Applegate
	NFJ Dividend,		Equity & Convertible
	Interest & Premium Strategy Fund		Income Fund
			For the period
			February 27, 2007*
	Year ended January 31,		through
	2008	2007	January 31, 2008
Investment Operations:
Net investment income	$75,897,341	$71,327,166	$13,912,394
Net realized gain on investments and call
options written	200,912,003	127,634,870	60,573,929
Net change in unrealized appreciation/depreciation of
investments and call options written	(242,545,439)	145,481,658	(45,414,132)
Net increase in net assets resulting from
investment operations	34,263,905	344,443,694	29,072,191

Dividends and Distributions to Shareholders from:
Net investment income	(95,740,853)	(69,190,683)	(15,575,272)
Net realized gains	(116,466,258)	(129,310,401)	(22,063,047)
Total dividends and distributions to shareholders	(212,207,111)	(198,501,084)	(37,638,319)

Capital Share Transactions:
Net proceeds from the sale of common stock	—	—	532,412,500
Offering costs charged to paid-in capital in
excess of par	—	—	(1,098,731)
Net increase from capital share transactions	—	—	531,313,769
Total increase (decrease) in net assets	(177,943,206)	145,942,610	522,747,641

Net Assets:
Beginning of period	2,431,594,884	2,285,652,274	100,012
End of period (including undistributed
(dividends in excess of) net investment
income of $(839,868), $9,736,335, and
$(248,907), respectively)	$2,253,651,678	$2,431,594,884	$522,847,653
Common Shares issued	—	—	22,300,000

* Commencement of Operations

NFJ Dividend, Interest & Premium Strategy Fund
See accompanying Notes to Financial Statements | 1.31.08 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	17

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial
January 31, 2008	Statements

1. Organization and Significant Accounting Policies
NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund, collectively referred to as the “Funds”, were organized as Massachusetts business trusts on August 20, 2003 and December 12, 2006, respectively. Prior to commencing operations on February 28, 2005 and February 27, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, and the sale and issuance of 4,189 shares of beneficial interest at an aggregate par of $100,012, for each Fund, to Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Nicholas-Applegate Equity & Convertible Income Fund issued 20,300,000 shares of common stock in its initial public offering. An additional 2,000,000 shares were issued in connection with the underwriters’ over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $1,098,731 (representing $0.0493 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par.

NFJ Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. The Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

Nicholas Applegate Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. The Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on the equity securities held by the Fund.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been asserted. However, the Funds expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at January 31, 2008.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing SFAS 157 against their current valuation policies to determine future applicability.

NFJ Dividend, Interest & Premium Strategy Fund
18	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.08 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial
January 31, 2008	Statements

1. Organization and Significant Accounting Policies (continued)

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their discretion pursuant to guidelines approved by the Board of Trustees. The Funds’ investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Each Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on corporate bonds and notes purchased are accreted or amortized, respectively to interest income over the lives of the respective securities using the effective interest method. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may be subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Dividend income is recorded on the ex-dividend date.

(c) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions
The Funds declare quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities. The Funds record dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(e) Call Option Transactions
The Funds employ a strategy of writing (selling) call options on equity securities and/or equity indexes in an attempt to generate gains from option premiums. When an option is written, the premium received is recorded as an asset with an equal liability, which is subsequently adjusted to the current market value of the option. Premiums received from writing options, which expire unexercised, are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or index option in determining whether there has been a realized gain or loss.

The Funds, as writers of call options, may have no control over whether the underlying securities or index option may be sold (called). As a result, the Funds bear the market risk of an unfavorable change in the price of the security or index underlying the written call option.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

NFJ Dividend, Interest & Premium Strategy Fund
| 1.31.08 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	19

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial
January 31, 2008	Statements

1. Organization and Significant Accounting Policies (continued)

(f) Concentration of Risk
It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in synthetic convertibles include features which render them more sensitive to price changes in their underlying securities. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

2. Investment Manager/Sub-Advisers
Each Fund has entered into Investment Management Agreements (the “Agreements”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to the Agreements, the NFJ Dividend, Interest & Premium Strategy Fund pays the Investment Manager an annual fee, payable monthly, at the annual rate of 0.90% of the Fund’s average daily total managed assets. The Nicholas-Applegate Equity & Convertible Income Fund pays the Investment Manager an annual fee, payable monthly, at the annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets means the total assets of each Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). The Investment Manager has retained its affiliates, NFJ Investment Group L.P (“NFJ”), Nicholas-Applegate Capital Management LLC (“NACM”), and Oppenheimer Capital LLC (“OCC”) (the “Sub-Advisers”), to manage the NFJ Dividend, Interest & Premium Strategy Fund’s equity component, convertible component and index option strategy, respectively. NACM serves as the sole sub-adviser to the Nicholas-Applegate Equity & Convertible Income Fund. Subject to the supervision of the Investment Manager, NFJ, NACM and OCC make all of NFJ Dividend, Interest & Premium Strategy Funds’ investment decisions in connection with their respective components of the Funds’ investments. Subject to the supervision of the Investment Manager, NACM is responsible for making all of Nicholas-Applegate Equity & Convertible Income Fund’s investment decisions. Pursuant to Sub-Advisory Agreements, the Investment Manager and not the Funds, pays each of the Sub-Advisers an annual fee payable on a monthly basis.

3. Investment in Securities
For the fiscal year ended January 31, 2008, and for the period February 27, 2007 (commencement of operations) through January 31, 2008 for NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund, respectively, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	NFJ Dividend,	Nicholas-Applegate
	Interest & Premium	Equity & Convertible
	Strategy Fund	Income Fund
Purchases	$1,938,594,820	$1,714,479,596
Sales	1,924,418,315	1,218,236,154

For the fiscal year ended January 31, 2008, and for the period February 27, 2007 (commencement of operations) through January 31, 2008 for NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund, respectively, purchases and sales of U.S. government obligations were:

	NFJ Dividend,	Nicholas-Applegate
	Interest & Premium	Equity & Convertible
	Strategy Fund	Income Fund
Purchases	—	$51,933,125
Sales	—	47,202,188

(a) Transactions in call options written for the year ended January 31, 2008 were:

NFJ Dividend, Interest & Premium Strategy Fund:	Contracts	Premiums
Options outstanding, January 31, 2007	56,880	$25,702,860
Options written	292,457	135,271,896
Options terminated in closing purchase transactions	(103,457)	(61,657,380)
Options expired	(208,780)	(79,905,676)
Options outstanding, January 31, 2008	37,100	$19,411,700

NFJ Dividend, Interest & Premium Strategy Fund
20	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.08 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial
January 31, 2008	Statements

3. Investment in Securities (continued)

Transactions in call options written for the period February 27, 2007 (commencement of operations) through January 31, 2008 were:

Nicholas-Applegate Equity & Convertible Income Fund:	Contracts	Premiums
Options outstanding, February 27, 2007*	—	$—
Options written	287,941	41,815,193
Options terminated in closing purchase transactions	(171,226)	(27,949,084)
Options expired	(82,532)	(9,194,424)
Options exercised	(1,703)	(75,976)
Options outstanding, January 31, 2008	32,480	$4,595,709

*Commencement of operations

4. Income Tax Information
The tax character of dividends and distributions paid were:

	Year Ended	Year Ended
NFJ Dividend, Interest & Premium Strategy:	January 31, 2008	January 31, 2007
Ordinary Income	$187,102,394	$198,444,832
Long-term Capital Gains	25,104,717	56,252

At January 31, 2008, the tax character of distributable earnings was $104,930,451 of ordinary income and $2,514,045 of long-term capital gains.

For the year ended January 31, 2008, permanent differences are primarily attributable to the differing treatment of convertible preferred securities, REIT’s and distribution reclasses. These adjustments were to decrease undistributed net investment loss and decrease net realized gains by $9,267,309.

The tax character of dividends and distributions paid were:

For the Period
February 27 2007*
through
Nicholas-Applegate Equity & Convertible Income Fund:	January 31, 2008
Ordinary Income	$37,638,319

*Commencement of operations

At January 31, 2008, the tax character of distributable earnings of $37,096,911 was comprised entirely of ordinary income.

For the period ended January 31, 2008, permanent differences are primarily attributable to the differing treatment of premium amortization, convertible preferred securities and distribution reclasses. These adjustments were to decrease undistributed net investment loss and decrease net realized gains by $1,413,971.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2008 were:

		Gross	Gross	Net
	Cost of	Unrealized	Unrealized	Unrealized
	Investments	Appreciation	Depreciation	(Depreciation)
NFJ Dividend, Interest &
Premium Strategy	$2,372,330,179	$99,726,713	$208,110,585	$(108,383,872)
Nicholas-Applegate Equity &
Convertible Income	571,056,066	9,227,628	58,271,059	(49,043,431)

NFJ Dividend, Interest & Premium Strategy Fund
| 1.31.08 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	21

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Notes to Financial
January 31, 2008	Statements

4. Income Tax Information (continued)

The difference between book and tax basis unrealized depreciation, in the NFJ Dividend, Interest & Premium Strategy Fund, is primarily attributable to wash sales and the differing treatment of convertible securities and in the Nicholas-Applegate Equity & Convertible Income Fund it is primarily attributable to the differing treatment of convertible securities and premium amortization.

5. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC (“AGID”) and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager, the Sub-Advisers and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser, or its affiliates or related injunctions.

The Investment Manager and the Sub-Advisers believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

NFJ Dividend, Interest & Premium Strategy Fund
22	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.08 |

NFJ Dividend, Interest & Premium Strategy Fund Financial Highlights
For a share outstanding throughout each period:
			For the Period
			February 28, 2005*
	Year ended January 31,		through
	2008	2007	January 31, 2006
Net asset value, beginning of period	$25.72	$24.18	$23.88	**
Investment Operations:
Net investment income	0.80	0.75	0.70
Net realized and change in unrealized gain (loss) on
investments, call options written and short sales	(0.44)	2.89	1.28
Total from investment operations	0.36	3.64	1.98
Dividends and Distributions to Shareholders from:
Net investment income	(1.01)	(0.73)	(0.65)
Net realized gains	(1.23)	(1.37)	(1.00)
Total dividends and distributions to shareholders	(2.24)	(2.10)	(1.65)
Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	—	—	(0.03)
Net asset value, end of period	$23.84	$25.72	$24.18
Market price, end of period	$23.26	$25.87	$22.20
Total Investment Return (1)	(1.65)%	27.15%	(4.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$2,253,652	$2,431,595	$2,285,652
Ratio of expenses to average net assets	0.95%	0.95%	0.94	%(2)
Ratio of net investment income to average net assets	3.13%	3.08%	3.27	%(2)
Portfolio turnover	82%	69%	97%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Annualized.

NFJ Dividend, Interest & Premium Strategy Fund
See accompanying Notes to Financial Statements | 1.31.08 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	23

Nicholas-Applegate Equity & Convertible Income Fund Financial Highlights
For a share outstanding for the Period February 27, 2007* through January 31, 2008:
Net asset value, beginning of period	$23.88 **
Investment Operations:
Net investment income	0.62
Net realized and unrealized gain on investments and call options written	0.68
Total from investment operations	1.30
Dividends and Distributions to Shareholders from:
Net investment income	(0.70)
Net realized gains	(0.99)
Total dividends and distributions to shareholders	(1.69)
Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	(0.05)
Net asset value, end of period	$23.44
Market price, end of period	$22.02
Total Investment Return (1)	(5.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$522,848
Ratio of expenses to average net assets (2)	1.08%
Ratio of net investment income to average net assets (2)	2.73%
Portfolio turnover	241%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return of a period of less than one year is not annualized.

(2)	Annualized.

NFJ Dividend, Interest & Premium Strategy Fund
24	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.08 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Report of
Independent
Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of:

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund (the “Funds”) at January 31, 2008, and the results of the operations, the changes in net assets and the financial highlights for the periods presented of the NFJ Dividend, Interest & Premium Strategy Fund, and the results of the operations, the changes in net assets and the financial highlights for the period from February 27, 2007 (commencement of operations) through January 31, 2008 of the Nicholas-Applegate Equity & Convertible Income Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2008, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 27, 2008

NFJ Dividend, Interest & Premium Strategy Fund
| 1.31.08 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	25

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Tax Information / Annual
Shareholder Meeting
Results / Subsequent
Dividend Declarations
(unaudited)

Tax Information

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year ended January 31, 2007 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended January 31, 2008 were as follows:

NFJ Dividend, Interest & Premium Strategy:

Dividends from ordinary income	$1.97881
Distributions from long-term gains	$0.26619

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 24%, or the maximum amount allowable.

The percentage of ordinary dividends paid by the Fund during the period ended January 31, 2008 which qualified for the Dividends Received Deduction available to corporate shareholders was 21%.

Nicholas-Applegate Equity & Convertible Income Fund

Dividends from ordinary income	$1.6875

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 13%, or the maximum amount allowable.

The percentage of ordinary dividends paid by the Fund during the period ended January 31, 2008 which qualified for the Dividends Received Deduction available to corporate shareholders was 13%.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2008. In January 2009, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2007. The amount that will be reported will be the amount to use on your 2008 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended January 31, 2008. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Shareholder Meeting Results
NFJ Dividend, Interest & Premium Strategy Fund

The Fund held its annual meeting of shareholders on May 31, 2007. Shareholders voted to re-elect R. Peter Sullivan III and John J. Dalessandro II and elect William B. Ogden IV and John C. Maney as trustees as indicated below.

		Withheld
	Affirmative	Authority
Re-election of R. Peter Sullivan III—Class II to serve until 2010	86,723,610	838,426
Re-election of John J. Dalessandro II—Class II to serve until 2010	86,674,255	887,781
Election of William B. Ogden IV—Class I to serve until 2009	86,738,716	823,320
Election of John C. Maney—Class III to serve until 2008	86,738,396	823,640

Paul Belica, Robert E. Connor and Hans W. Kertess continue to serve as Trustees of the Fund.

Subsequent Dividend Declarations

On March 14, 2008 the following quarterly dividends were declared to shareholders, payable March 28, 2008 to shareholders of record on March 24, 2008:

NFJ Dividend, Interest & Premium Strategy	$0.5250 per share
Nicholas-Applegate Equity & Convertible Income	$0.5625 per share

NFJ Dividend, Interest & Premium Strategy Fund
26	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.08 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Privacy Policy / Proxy
Voting Policies &
Procedures (unaudited)

Privacy Policy

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personel Information
In the course of providing you with products and services, we and certain service provider to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties
We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party with the consent or at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates
We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the twelve months ended June 30, 2007 is available (i) without charge, upon request, by calling the Funds’ transfer agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

NFJ Dividend, Interest & Premium Strategy Fund
| 1.31.08 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	27

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Dividend Reinvestment
Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ transfer agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

NFJ Dividend, Interest & Premium Strategy Fund
28	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.08 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Board of Trustees
(unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company; Formerly, Managing
Date of Birth: 7/12/39	Director, Royal Bank of Canada Capital Markets.
Chairman of the Board of Trustees since: 2007
Trustee since: 2005 - NFJ and 2007 - NIE
Term of office: Expected to stand for re-election
at 2009 annual meeting of shareholders
for NFJ and at 2008 annual meeting of
shareholders for NIE.
Trustee/Director of 29 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Paul Belica	Retired; Formerly, Director, Student Loan Finance Corp., Education Loans, Inc., Goal
Date of Birth: 9/27/21	Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of
Trustee since: 2005 - NFJ and 2007 - NIE	Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
Term of Office: Expected to stand for re-election
at 2009 annual meeting of shareholders
for NFJ and at 2008 annual meeting of
shareholder for NIE
Trustee/Director of 29 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Robert E. Connor	Retired; Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
Date of Birth: 9/17/34
Trustee since: 2005 - NFJ and 2007 - NIE
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee/Director of 29 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

John J. Dalessandro II	Retired; Formerly, President and Director, J.J. Dalessandro II Ltd., registered
Date of Birth: 7/26/37	broker-dealer and member of the New York Stock Exchange.
Trustee since: 2005 - NFJ and 2007 - NIE
Term of office: Expected to stand for re-election
at 2010 annual meeting of shareholders.
Trustee/Director of 29 funds in Fund Complex
Trustee/Director of no funds outside of Fund complex

NFJ Dividend, Interest & Premium Strategy Fund
| 1.31.08 |	Nicholas-Applegate Equity & Convertible Income Fund Annual Report	29

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund	Board of Trustees
(unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

William B. Ogden, IV	Asset Management Industry Consultant; Formerly, Managing Director,
Date of Birth: 1/11/45	Investment Banking Division of Citigroup Global Markets Inc.
Trustee since: 2006 - NFJ and 2007 - NIE
Term of office: Expected to stand for election
at 2009 annual meeting of shareholders
for NFJ and at 2008 annual meeting of
shareholders for NIE.
Trustee/Director of 29 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

R. Peter Sullivan III	Retired; Formerly, Managing Partner, Bear Wagner Specialists LLC,
Date of Birth: 9/4/41	specialist firm on the New York Stock Exchange.
Trustee since: 2006 - NFJ and 2007 - NIE
Term of office: Expected to stand for re-election
at 2010 annual meeting of shareholders.
Trustee/Director of 29 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

John C. Maney †	Management Board of Allianz Global Investors Fund Management LLC;
Date of Birth: 8/3/59	Management Board and Managing Director of Allianz Global Investors of America
Trustee since 2006 - NFJ and 2007 - NIE	L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of
Term of office: Expected to stand for election	America L.P. since November 2006; Formerly, Executive Vice President and Chief
at 2008 annual meeting of shareholders	Financial Officer of Apria Healthcare Group, Inc. (1998-2001)
for NFJ and at 2009 annual meeting of
shareholder for NIE.
Trustee/Director of 65 Funds in the Fund Complex,
Trustee/Director of no Funds outside the Fund Complex

†  Mr. Maney is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons:

Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

Further information about Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated February 23, 2005 (for NFJ Dividend, Interest & Premium Strategy Fund) and February 22, 2007 (for Nicholas-Applegate Equity & Convertible Income Fund), which can be obtained, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

NFJ Dividend, Interest & Premium Strategy Fund
30	Nicholas-Applegate Equity & Convertible Income Fund Annual Report | 1.31.08 |

NFJ Dividend, Interest & Premium Strategy Fund
Nicholas-Applegate Equity & Convertible Income Fund Principal Officers
(unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel	Executive Vice President, Director of Fund Administration, Allianz Global Investors
Date of Birth: 11/14/64	Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief
President & Chief Executive Officer since: 2005 - NFJ and	Executive Officer of 35 funds in the Fund Complex; Treasurer, Principal Financial and
2007 - NIE	Accounting Officer of 37 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer,
Date of Birth: 3/10/66	Principal Financial and Accounting Officer of 35 funds in the Fund Complex;
Treasurer, Principal Financial and Accounting Officer	Assistant Treasurer of 37 funds in the Fund Complex and The Korea Fund, Inc.
since: 2005 - NFJ and 2007 - NIE

Thomas J. Fuccillo	Senior Vice President, Senior Fund Attorney, Allianz Global Investors of America
Date of Birth: 3/22/68	L.P., Vice President, Secretary and Chief Legal Officer, of 72 funds in the
Secretary, Vice President, and Chief Legal Officer	Fund Complex; Secretary & Chief Legal Officer of the Korea Fund, Inc.; Formerly,
since: 2005 - NFJ and 2007 - NIE	Vice President and Associate General Counsel, Neuberger Berman, LLC. (1991-2004).

Scott Whisten	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer
Date of Birth: 3/13/71	of 72 funds in the Fund Complex; Formerly, Accounting Manager, Prudential
Assistant Treasurer since: 2007 - NFJ and 2007 - NIE	Investments (2000-2005).

Youse Guia	Senior Vice President, Group Compliance Manager, Allianz Global Investors of
Date of Birth: 9/3/72	America L.P.; Chief Compliance Officer of 72 funds in the Fund Complex and The
Chief Compliance Officer since: 2005 - NFJ and 2007 - NIE	Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz
Global Investors of America L.P. (2002-2004).

William V. Healey	Executive Vice President, Chief Legal Officer – U.S. Retail, Allianz Global Investors
Date of Birth: 7/28/53	of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz
Assistant Secretary since: 2006 - NFJ and 2007 - NIE	Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC,
Allianz Global Investors Advertising Agency Inc. and Allianz Global Investors
Managed Accounts LLC. Assistant Secretary of 72 funds in the Fund Complex;
Formerly, Vice President and Associate General Counsel, Prudential Insurance
Company of America; Executive Vice President and Chief Legal Officer, The
Prudential Investments (1998-2005).

Richard H. Kirk	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior
Date of Birth: 4/06/61	Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC.
Assistant Secretary since: 2006 - NFJ and 2007 - NIE	Assistant Secretary of 72 funds in the Fund Complex; Formerly, Vice President,
Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman	Assistant Secretary of 72 funds in the Fund Complex; Manager – IIG Advisory Law,
Date of Birth: 11/11/54	Morgan Stanley (2004-2005); Paralegal, The Prudential Insurance Company of
America; and Assistant Corporate Secretary of affiliated American Skandia companies
Assistant Secretary since: 2006 - NFJ and 2007 - NIE	(1996-2004).

Lagan Srivastava	Assistant Secretary of 72 funds in the Fund Complex and The Korea Fund, Inc.;
Date of Birth: 9/20/77	Formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler
Assistant Secretary since: 2006 - NFJ and 2007 - NIE	Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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Trustees and Principal Officers

Hans W. Kertess
      Trustee, Chairman of the Board of Trustees
Paul Belica
      Trustee
Robert E. Connor
      Trustee
John J. Dalessandro II
      Trustee
John C. Maney
      Trustee
William B. Ogden, IV
      Trustee
R. Peter Sullivan III
Trustee	Brian S. Shlissel
      President & Chief Executive Officer
Lawrence G. Altadonna
      Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
      Vice President, Secretary & Chief Legal Officer
Scott Whisten
      Assistant Treasurer
Youse E. Guia
      Chief Compliance Officer
William V. Healey
      Assistant Secretary
Richard H. Kirk
      Assistant Secretary
Kathleen A. Chapman
      Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105
Sub-Advisers
NFJ Investment Group L.P.
2100 Ross Avenue, Suite 1840
Dallas, Texas 75201

Nicholas-Applegate Capital Management
600 West Broadway, 30th Floor
San Diego, California 92101

Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, New York 10105
Custodian & Accounting Agent
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of NFJ Dividend, Interest & Premium Strategy Fund and Nicholas-Applegate Equity & Convertible Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of its common stock in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On June 15, 2007, the NFJ Dividend, Interest & Premium Strategy Fund and on February 23, 2007 the Nicholas-Applegate Equity & Convertible Income Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for the fiscal year (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the 2008 Reporting Period was $50,000. (January 31, 2008 was the Registrant’s initial fiscal year).

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item was none in 2008. (January 31, 2008 was the Registrant’s initial fiscal year).

c)	Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) was $13,700 in 2008. (January 31, 2008 was the Registrant’s initial fiscal year). These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Period for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Nicholas-Applegate Equity & Convertible Income Fund (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2007 Reporting Period was $710,892. (January 31, 2008 was the Registrant’s initial fiscal year).

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nicholas-Applegate Equity & Convertible Income Fund (NIE)
(the “Trust”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1- 800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Nicholas-Applegate Capital Management LLC ("NACM")

Description of Proxy Voting Policy and Procedures

Nicholas-Applegate Capital Management takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

A Proxy Committee, including executive, investment, sales, marketing, compliance and operations personnel, is responsible for establishing our policies and procedures. The Committee reviews these policies and procedures on a regular basis and makes such changes as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Glass Lewis, a third-party proxy voting service to which we subscribe.

We vote all proxies received according to our written guidelines, Glass Lewis recommendations and/or investment team input. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines contained herein reflect our normal voting position on certain issues, and may not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our client’s best interest. In certain cases, we will vote a specific account outside of our policy upon client request.

To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings to ensure ballots are received and voted. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the proxy analysis is used for each issue, and all votes are recorded. Any variance from stated policy is carefully noted, including the reason for the variance. In some circumstances NACM is not notified of a ballot to vote, therefore resulting in a non-voted ballot.

The proxy voting and record keeping are provided through a third party vendor, Glass Lewis. Prior to October 31, 2006 we were using Institutional Shareholder Services (ISS) for this service. We maintain proxy voting records for all applicable accounts and make these records available to clients at their request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

1) NACM

As of April 10, 2008, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Nicholas-Applegate Equity & Convertible Income Fund (NIE), with Mr. Forsyth serving as head of the team:

Douglas G. Forsyth, CFA
Managing Director, Portfolio Manager
Doug Forsyth oversees Nicholas-Applegate's Income and Growth Strategies portfolio management and research teams and is a member of the firm’s Executive Committee. Prior to joining Nicholas-Applegate in 1994, Doug was a securities analyst at AEGON USA, where he was responsible for financial and strategic analysis of high yield securities. Doug was previously a research assistant at The University of Iowa, where he earned his B.B.A. in finance. He has sixteen years of investment industry experience.

Horacio A. Valeiras, CFA
Managing Director
Nicholas-Applegate Capital Management
As a managing director and the chief investment officer of Nicholas-Applegate, Horacio Valeiras is responsible for overseeing all investment and trading functions within the firm. He is also the portfolio manager for the International Growth portfolios and a member of the Executive Committee. Prior to joining Nicholas-Applegate in 2002, he was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. Horacio was previously head of International Equity and asset allocation programs with Philadelphia-based Miller Anderson & Sherrerd. He started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. Horacio serves on the Board of Directors of The Bishop’s School and the Virginia Tech Foundation. He earned his M.B.A. with an emphasis on finance from the University of California, Berkeley and his master’s degree from Massachusetts Institute of Technology, where he became an instructor in their graduate school program. He earned a B.S. in chemical engineering from Virginia Tech. He has twenty years of investment management experience.

2) NACM

The following summarizes information regarding each of the accounts, excluding each Fund, as applicable, that were managed by portfolio managers. The information is as of January 31, 2008, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

	Other RICs		Other Accounts		Other Pooled
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Douglas G.	7	3,742.7	12	1,405.5	4	561.5	*
Forsyth,
CFA
Horacio A.	28	7,224.8	89	4,672.9	16	2,120.9	**
Valeiras

*Of these other pooled investment vehicles, two accounts totaling $458.3 million in assets pay an advisory fee that is based in part on the performance of the account.

**Of these other pooled investment vehicles, two accounts totaling $322.4 million in assets pay an advisory fee that is based in part on the performance of the account.

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Investment Adviser’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds.

a) 3)

As of January 31, 2008 the following explains the compensation structure of each individual (as listed in the Prospectus) that shares primary responsibility for day-to-day portfolio management of the Fund (for the purposes of this section, “Portfolio Managers”):

Nicholas-Applegate believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).

Nicholas-Applegate’s compensation policy features both short-term and long-term components. The firm offers competitive base salaries and bonuses, profit-sharing and generous retirement plans. Investment professionals’ annual compensation is directly affected by the performance of their portfolios, their performance as individuals and the success of the firm. Typically, an investment professional’s compensation is comprised of a base salary and a bonus.

Investment professionals are awarded bonuses based primarily on product performance. A 360-degree qualitative review is also considered. As part of the 360-degree review, analysts and portfolio managers are reviewed by the portfolio manager who is responsible for final investment decisions for their strategy and other portfolio managers to whose portfolios they contribute. Decision making portfolio managers are reviewed by the Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.

Compensation and Account Performance

Approximately 75% of a portfolio manager’s bonus is based on one- (30% weight), three- (60% weight), and five-year (10% weight) annualized performance of client accounts. Relative performance to the benchmark is approximately half of the calculation and the product’s peer ranking in institutional consultant universes determines the other half. The remaining 25% of the bonus is based on a qualitative review and firm profitability. In the qualitative review, team members are evaluated based on the consistency of their implementation of the investment process. Portfolio managers responsible for final investment decisions evaluate the members of their teams. The Chief Investment Officer evaluates the decision making portfolio managers.

Profit-Sharing

Investment teams participate in a profit-sharing plan which provides the opportunity for additional compensation. Each team receives a pool which is based on the pre-tax profit of their product(s). All team members are eligible to participate in the pool. Allocations are decided by the Chief Investment Officer and the portfolio managers responsible for final investment decisions of the teams. The share of pre-tax profit increases with increasing profitability. This structure, together with the bonus based on investment performance, fully aligns the team with client interests.

Long-Term Cash Bonus Plan

A Long-Term Cash Bonus Plan provides long-term incentives and rewards to certain key staff and executives of Nicholas-Applegate and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan provides awards that are based on Nicholas-Applegate’s operating earnings growth. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.

Equity Ownership

In September 2006, Allianz SE approved an equity ownership plan for key employees of Nicholas-Applegate. The plan was implemented as of January 31, 2007. Nicholas-Applegate believes this plan is important in retaining and recruiting key investment professionals, as well as providing ongoing incentives for Nicholas-Applegate employees.

NACM

The following information is provided as of January 31, 2008.

PM Ownership
Douglas G. Forsyth	Over $100,000
Horacio A. Valeiras	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			Total Number	Maximum Number of
			Of Shares Purchased	Shares That May Yet Be
	Total Number	Average	As Part Of Publicly	Purchased Under The
	Of Shares	Price Paid	Announced Plans Or	Plans
Period	Purchased	Per Share	Programs	Or Programs

February 2007	N/A	N/A	N/A	N/A
March 2007	N/A	N/A	N/A	N/A
April 2007	N/A	N/A	N/A	N/A
May 2007	N/A	N/A	N/A	N/A
June 2007	N/A	N/A	N/A	N/A
July 2007	N/A	N/A	N/A	N/A
August 2008	N/A	N/A	N/A	N/A
September 2007	N/A	N/A	N/A	N/A
October 2007	N/A	N/A	N/A	N/A
November 2007	N/A	N/A	N/A	N/A
December 2007	N/A	N/A	N/A	N/A
January 2008	N/A	N/A	N/A	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a -3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Equity &
Convertible Income Fund

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date April 10, 2008

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date April 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date April 10, 2008

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date April 10, 2008